As filed with the Securities and Exchange Commission on January 31, 2000
                                                      Registration No. 333-94099
================================================================================


                       Securities and Exchange Commission
                              Washington, DC. 20549
                              ---------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                                  SKYMALL, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                               5961                       86-0651100
(State or other jurisdiction of       (Primary Standard Industrial       (I.R.S. Employer
incorporation or organization)         Classification Code Number)     Identification Number)

                              1520 EAST PIMA STREET
                             PHOENIX, ARIZONA 85034
                                 (602) 254-9777
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              ---------------------

                                ROBERT M. WORSLEY
                                    PRESIDENT
                                  SKYMALL, INC.
                              1520 EAST PIMA STREET
                             PHOENIX, ARIZONA 85034
                                 (602) 254-9777
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              ---------------------

                                   Copies to:


Christopher D. Johnson, Esq.                     Christine A. Aguilera, Esq.
Squire, Sanders & Dempsey L.L.P.                 Executive Vice President of
Two Renaissance Square                             Business Development,
40 North Central Avenue, Suite 2700                General Counsel and Secretary
Phoenix, Arizona 85004                           SkyMall, Inc.
602-528-4000                                     1520 East Pima Street
                                                 Phoenix, Arizona 85034
                                                 602-254-9777

                                EXPLANATORY NOTE


     This Amendment No. 1 to Form S-3 Registration Statement (File No. 333-94099) hereby amends Part II, Item 16, "Exhibits" and the "Exhibit Index" to include new Exhibit No. 10.2 (Registration Rights Agreement). No other changes have been made to such Registration Statement.

ITEM 16. EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION                                           METHOD OF FILING
-------   -----------                                           ----------------

  4.1     Certificate of Designations, Rights, Preferences
          and Limitations of the Series A Junior Convertible
          Preferred Stock                                              (1)
  4.2     Form of Series A Junior Convertible Preferred Stock
          Stock Certificate                                            (1)
  4.3     Form of Warrant issued to investors in the private
          placement                                                    (1)
  4.4     Form of Warrant issued to Ryan, Beck & Co., Inc.,
          Michael J. Kollender and Randy Rock as placement
          agents in the private placement                              (1)
  4.5     Warrant issued to Schneider Securities and Budd
          Zuckerman as placement agents in the private
          placement                                                    (1)
  4.6     Warrant issued to Shoreline Pacific as a placement
          agent in the private placement                               (1)
  5       Opinion re: legality of the securities being registered      (1)
10.1      Stock and Warrant Purchase Agreement                         (1)
10.2      Registration Rights Agreement between the
          Company and the investors in the private placement           (2)
23.1      Consent of Independent Public Accountants                    (1)
23.2      Consent of Counsel                                           (1)
 24       Powers of Attorney                                           (1)

---------------
(1)      Previously filed.
(2)      Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona, on January 31, 2000.

                                           SKYMALL, INC.,
                                           a Nevada Corporation


                                           By: /s/ Robert M. Worsley
                                              ----------------------------------
                                              Robert M. Worsley, President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Form S-3 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                      TITLE                            DATE
     ---------                      -----                            ----


/s/ Robert M. Worsley       Chairman of the Board,             January 31, 2000
------------------------    President and Chief Executive
Robert M. Worsley           Officer (Principal Executive
                            Officer)

/s/ Stephen R. Peterson     Chief Financial Officer            January 31, 2000
------------------------    (Principal Financial and
Stephen R. Peterson         Accounting Officer)

         *                   Director                          January 31, 2000
------------------------
Lyle R. Knight

         *                   Director                          January 31, 2000
------------------------
Thomas J. Litle

         *                   Director                          January 31, 2000
------------------------
Randy Petersen

                             Director
------------------------
David J. Callard

* By /s/ Robert M. Worsley
    -------------------------
         Attorney in Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION                                           METHOD OF FILING
-------   -----------                                           ----------------

  4.1     Certificate of Designations, Rights, Preferences
          and Limitations of the Series A Junior Convertible
          Preferred Stock                                              (1)
  4.2     Form of Series A Junior Convertible Preferred Stock
          Stock Certificate                                            (1)
  4.3     Form of Warrant issued to investors in the private
          placement                                                    (1)
  4.4     Form of Warrant issued to Ryan, Beck & Co., Inc.,
          Michael J. Kollender and Randy Rock as placement
          agents in the private placement                              (1)
  4.5     Warrant issued to Schneider Securities and Budd
          Zuckerman as placement agents in the private
          placement                                                    (1)
  4.6     Warrant issued to Shoreline Pacific as a placement
          agent in the private placement                               (1)
  5       Opinion re: legality of the securities being registered      (1)
10.1      Stock and Warrant Purchase Agreement                         (1)
10.2      Registration Rights Agreement between the
          Company and the investors in the private placement           (2)
23.1      Consent of Independent Public Accountants                    (1)
23.2      Consent of Counsel                                           (1)
 24       Powers of Attorney                                           (1)

---------------
(1)      Previously filed.
(2)      Filed herewith.